UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 9, 2014

SCHAWK, INC.
(Exact Name of Registrant as Specified in its Charter)

____________________________

Delaware	1-09335	66-0323724
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
1695 South River Road Des Plaines, IL		60018
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (847) 827-9494

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03—Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 9, 2014, the Board of Directors of Schawk, Inc. (the “Company”) approved an amendment updating the Company’s by-laws, as amended, to provide for the advancement of expenses for officers and directors entitled to indemnification under the Company’s certificate of incorporation.  A complete copy of the Company’s by-laws, as amended through January 9, 2014, is filed as Exhibit 3.1 to this Form 8-K.

Item 9.01—Financial Statements and Exhibits.

(d)           Exhibits

   Exhibit 3.1                      By-laws of Schawk, Inc., as amended through January 9, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2014	SCHAWK, INC. By: /s/Timothy J. Cunningham Name: Timothy J. Cunningham Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
99.1	By-laws of Schawk, Inc., as amended through January 9, 2014